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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        March 18, 1998 (March 18, 1998)
                        -------------------------------
               Date of report (Date of Earliest Event Reported)


                                 WAVETEK CORPORATION
                                 -------------------
                (Exact Name of Registrant As Specified In Its Charter)


                                     DELAWARE
                                     --------
          (State or Other Jurisdiction of Incorporation or Organization)


           333-32195                                    33-0457664
           ---------                                    ----------
    (Commission File Number)                (IRS Employer Identification No.)


                           11995 El Camino Real, Suite 301
                             San Diego, California 92130
                           -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)


                                    (619) 793-2300
                                    --------------
                (Registrant's Telephone Number, including Area Code)



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ITEM 5.  OTHER EVENTS

     On March 18, 1998, Wavetek Corporation and Wandel & Goltermann Management Holding GmbH jointly announced that they have reached an agreement in principle to merge the companies.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The Registrant hereby files the following exhibit to its Registration Statement on Form S-4 (No.333-32195):


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Press Release, dated March 18, 1998

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                                     SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            SPIEKER PROPERTIES, INC.


Dated: March 18, 1998                      By: /s/ TERENCE J. GOODING
                                                ------------------------------
                                                Name:  Terence J. Gooding
                                                Title: Chairman and
                                                       Chief Executive Officer


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